UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811- 21748

 Bread & Butter Fund, Inc.

(Exact name of registrant as specified in charter)

3633 Hill Rd 3rd Flr. Parsippany, NJ 07054

(Address of principal executive offices) (Zip code)

James B Potkul, Potkul Capital Management LLC.

 3633 Hill Rd 3rd Flr. Parsippany, NJ 07054

(Name and address of agent for service)

Registrant's telephone number, including area code:   973-331-1000

Date of fiscal year end:      December 31

Date of reporting period:   December 31,  2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the  transmission to stockholders of any report that is required to be transmitted to  stockholders  under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders

A No Load Capital Appreciation Fund

BABFX

Annual Report

December 31, 2013

Phone: (888) 476-8585

(440) 922-0066

BreadandButterFund.com

BREAD & BUTTER FUND

SHAREHOLDER LETTER

DECEMBER 31, 2013 (UNAUDITED)

Dear Fellow Shareholders,

The Bread & Butter Fund returned 19.23% for the year ended December 31, 2013. The Fund did not payout a dividend or capital gain so there were no tax consequences for taxable accounts. The Fund did underperform against its benchmark the S&P 500 Index returning 29.60% and with dividends 32.39%. Historically, the Bread & Butter Fund has lagged strong up trending markets but has outperformed in falling markets.

The Fund ended the year at a 25% cash position. This is not surprising since the stock market indices have had an enormous increase off the March 2009 lows. It has been a very broad based increase across the board where large, medium and small cap stocks have participated in this rally. Of course there are hidden opportunities in a fully valued market, but there are much fewer to choose from.

The Fund was much busier on the sell side over the past six months ending December 31, 2013. The Fund sold its long term holding in Pfizer for a solid gain after it approached our fair value territory as well as partial positions in other very profitable long term positions in Loews Corp and Yahoo. Teva Pharmaceuticals, Leapfrog, Newmont Mining, Allied Nevada and Goldcorp were sold at losses. Our precious metals investments in particular were a drag on portfolio performance.  The Fund remains optimistic on gold and silver prices as the metal prices trade below the primary miners all in sustaining cost, as worldwide Central Banks demand for precious metals continues especially in China and as bilateral trade agreements are finalized across the globe bypassing use of the dollar in trade.

The main contributors to Fund performance over the six month period ended December 31, 2013 was Yahoo, 21st Century Group, Micron Technology, Viviendi, Genworth Financial and Tyson Foods. The main detractors to Fund performance over the same period was Allied Nevada, Leapfrog, Avon Products, Goldcorp and Coeur Mining.

The only new purchase made was 21st Century Group, a very atypical investment by the Fund. The company is involved in a very interesting industry where dynamic change is occurring due to demographics and to government regulations around the globe. 21st Century Group holds an (IP) Intellectual Portfolio of patents as it relates to the nicotine gene in the tobacco plants. The company is supplying the FDA with test cigarettes that have a low to high range of nicotine levels. The company recently licensed its technology to the second largest tobacco company in the world and is in the process of producing and distributing very low nicotine cigarettes in Europe. Also the company will be applying to the FDA for approval of their two brands of cigarettes to earn the first Modified Risk Cigarette designation in the U.S..  Finally the company is looking to partner with a major pharmaceutical company to test and then to file with the FDA for a smoking cessation product. Although the company is somewhat speculative, the Fund purchased the company at a discount to our estimated IP portfolio value offering a very good risk reward opportunity.

BREAD & BUTTER FUND

SHAREHOLDER LETTER (CONTINUED)

DECEMBER 31, 2013 (UNAUDITED)

The Fund’s current portfolio securities continue to be attractive longer term investments at current prices. We will continue to monitor the operational progress and the valuations of our investments to determine if any action is necessary.

Some Market Observations

The Graph above is a depiction of the Wilshire 5000 market capitalization to GDP. The Wilshire 5000 valuation reflects a very broad measure of the stock market.  As you can see this indicator has surpassed the highs in 2000. This particular indicator is not a perfect market timing one but it does give a picture where the market valuations stand over the last several decades. We spend the majority of our time trying to find undervalued securities usually in areas of the market where sentiment is quite negative, misunderstood or controversial. The Fund is discovering fewer undervalued securities that meet its strategy at this time. The Contrarian Value Strategy does have some unintended aspects of market timing.  In times of high valuations, the Fund will sell securities and find few opportunities to redeploy cash proceeds. Cash reserves will build up and earn next to nothing as we wait. The Fund’s strategy is not based on relative valuation but absolute valuation. Basically what this means is the Fund will only buy securities that are valued at low prices to various metrics such as book value, free cashflows/cashflows, sales or private market transactions.  There are degrees of undervaluation to fair market values. We prefer to make security purchases at a wide margin of undervaluation which offers a more favorable risk reward to the upside. However investment decisions are made on a case by case basis since excellent companies with strong business models seldom get deeply mispriced so in this case we would be willing to accept a smaller discount to fair valuation.

The graph below is a depiction of the Total Credit Markets (red line) and the GDP (blue line). As you can see from the graph, which begins on August 1971, how much faster total credit markets debts are growing relative to GDP. The Total Credit Markets have a parabolic look to it as GDP increases at a moderate pace. This high debt issue was a problem in the most recent financial crisis and still remains the big problem the economy faces going forward. Obviously debts cannot continue to grow at such a rapid pace than GDP forever. The Federal Reserve’s ZIRP and QE (zero percent interest policy and quantitative easing) monetary policies were helpful in refinancing debts throughout the economy whether this is the Government, Households Corporations or the Banking system. However, the refinancing of our financial system debts has given us only a temporary relief by reducing the interest expense on the debt.  As you can see total credit market debts have once again moved to new highs.  If the current debt accumulation continues and interest rates move higher, there will be a tipping point whereby interest expense will overwhelm our budget consuming a large part of tax revenues.

Gross Domestic Product (GDP)
All Sectors; Credit Market Instruments; Liability, Level (TCMDO)
60,000
50,000
40,000
30,000
20,000
10,000
0
(Billions of Dollars)
1971
1976
1981
1986
1991
1996
2001
2006
2011
2016
Shaded areas indicate US recessions.
2014 research.stlouisfed.org
GDP
TCMDO
FRED

And the last graph below is a depiction of real median income growth since 1999. As you can see the average real median income has been falling over this period. What this means is the average person’s standard of living has been falling behind increases in the cost of living. If inflation were to increase going forward as we expect, consumer spending would face a pretty big headwind. Higher rates would add even more to these headwinds. By going so deeply into debts, the country has borrowed from future purchasing power. It is our belief that the current monetary policy is not fundamentally sound and it promotes malinvestment through excess capital market intervention.

The Bread & Butter Fund is managed and operated by people who have a vested interest in the success of the Fund.  The management and board have invested alongside fellow investors by holding a large stake in the Fund. Their significant ownership reflects their long term confidence in the Fund. Since the Fund’s asset base is small, increasing the assets would benefit all investors by lowering the expense ratio.  Referrals and word of mouth has been the means whereby the Fund has grown its assets. It is our expectations that some excellent buying opportunities will present themselves in the near future.  I encourage our current and prospective investors to recognize the benefits of adding to the Fund when the shares have fallen in price. The additional cash can be deployed into attractive wealth building opportunities.  From our observation of competitor fund inflows (purchases) and outflows (sales), it is apparent that many investors chase performance by buying near the high while selling in disgust near market lows. Rarely do the new investors chasing performance get anywhere near the Fund’s stated return. The Bread & Butter Fund has been fortunate that most of its investors have not made the typical mistake of buying high and selling low. In past downturns, a number of investors took advantage of share price dips and added to the Fund at attractive prices.  Visit the Fund’s website at www.breadandbutterfund.com to see more current information on the Fund. Thank you for your support and investment in the Fund.

Respectfully Submitted,

James Potkul

President and Chief Investment Officer

The views contained in this report are those of the Fund’s portfolio manager as of December 31, 2013, and may not reflect his views on the date this report is first published or anytime thereafter. The preceding examples of specific investments are included to illustrate the Fund’s investment process and strategy. There can be no assurance that such investments will remain represented in the Fund’s portfolios. Holdings and allocations are subject to risks and to change. The views described herein do not constitute investment advice, are not a guarantee of future performance, and are not intended as an offer or solicitation with respect to the purchase or sale of any security.

BREAD & BUTTER FUND

TOP TEN & SECTOR ALLOCATION

DECEMBER 31, 2013 (UNAUDITED)

Top Ten Holdings		Asset Allocation
(% of Net Assets)		(% of Net Assets)

Loews Corp.	8.62%	Short Term Investments	24.67%
Berkshire Hathaway, Inc. Class B	7.42%	Diversified Holdings Cos.	16.04%
Yahoo, Inc.	7.23%	Insurance	8.26%
General Motors Co.	5.78%	Semiconductors & Related Devices	7.48%
Philip Morris International Inc.	5.19%	Services-Computer Integrated Systems Design	7.23%
Micron Technology, Inc.	5.18%	Consumer Products	7.11%
Tyson Foods, Inc.	4.98%	Motor Vehicles & Passenger Car Bodies	5.78%
American International Group, Inc.	4.56%	Meat Packing Plants	4.98%
Genworth Financial, Inc. - Class A	3.70%	Oil Field Services	3.94%
Wal-Mart Stores, Inc.	2.81%	Retail	2.81%
	55.47%	Healthcare-Pharmaceuticals	2.18%
		Real Estate	2.16%
		Telephone Communications	1.95%
		Perfumes, Cosmetic & Other Toilet Preparations	1.54%
		Oil & Gas Exploration/Production	1.44%
		Gold and Silver Ore	1.29%
		Closed-End Trust	1.24%
		Liabilities in Excess of Other Assets	(0.10)%
			100.00%

BREAD & BUTTER FUND

PERFORMANCE ILLUSTRATION

DECEMBER 31, 2013 (UNAUDITED)

Bread & Butter Fund

Comparison of the Change in Value of a $10,000 Investment in the Bread & Butter Fund and the S&P 500 Index.

$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
Bread & Butter Fund
Average Annual Total Returns (a)
(for periods ended December 31, 2013)
10/31/2005
12/31/2005
12/31/2006
12/31/2007
12/31/2008
12/31/2009
12/31/2010
12/31/2011
12/31/2012
12/31/2013
Bread & Butter Fund ($15,417)
S&P 500 ($18,231)

	1 Year	5 Year	Since Inception
Bread & Butter Fund *	19.23%	11.79%	5.44%
S&P 500 (with dividends reinvested) **	32.39%	17.94%	7.63%
S&P 500 (without dividends reinvested)	29.60%	15.40%	5.84%

(a)  The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

* Initial public offering of shares was October 31, 2005.

**The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

This chart assumes an initial investment of $10,000 made on October 31, 2005. Past performance doesn't guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, maybe worth more or less then their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

Current performance may be higher or lower than the performance quoted.

BREAD & BUTTER FUND

PORTFOLIO ANALYSIS

DECEMBER 31, 2013 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

BREAD & BUTTER FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2013

Shares		Value

COMMON STOCKS - 74.19%

Consumer Products - 7.11%
15,000	22nd Century Group, Inc. *	$ 32,100
1,000	Philip Morris International, Inc.	87,130
		119,230
Diversified Holding Cos. - 16.04%
1,050	Berkshire Hathaway, Inc. - Class B *	124,488
3,000	Loews Corp.	144,720
		269,208
Gold & Silver Ores - 1.29%
2,000	Coeur Mining, Inc. *	21,700

Healthcare-Pharmaceutical - 2.18%
400	Johnson & Johnson	36,636

Insurance - 8.26%
1,500	American International Group, Inc.	76,575
4,000	Genworth Financial, Inc. - Class A *	62,120
		138,695
Meat Packing Plants - 4.98%
2,500	Tyson Foods, Inc. - Class A	83,650

Motor Vehicles & Passenger Car Bodies - 5.78%
2,373	General Motors Co. *	96,985

Oil & Gas Exploration\Production - 1.44%
1,000	Statoil ASA ADR	24,130

Oil Field Services - 3.94%
500	Ensco Plc. ADR - Class A	28,590
1,000	Noble Corp. (Switzerland)	37,470
		66,060
Perfumes, Cosmetics & Other Toilet Preparations - 1.54%
1,500	Avon Products, Inc.	25,830

Real Estate - 2.16%
1,000	Consolidated Tomoka Land Co.	36,290

Retail - 2.81%
600	Wal-Mart Stores, Inc.	47,214

* Non-income producing securities during the period.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

BREAD & BUTTER FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2013

Shares		Value

Semiconductors & Related Devices - 7.48%
2,000	Chipmos Technologies Bermuda Ltd. (China)	$ 38,480
4,000	Micron Technology, Inc. *	87,000
		125,480
Services-Computer Integrated Systems Design - 7.23%
3,000	Yahoo, Inc. *	121,320

Telephone Communications (No Radio Telephone) - 1.95%
1,240	Vivendi SA ADR	32,699

TOTAL COMMON STOCKS (Cost $690,531) - 74.19%		1,245,127

CLOSED-END TRUST - 1.24%
500	Central Gold Trust (Canada) *	20,755
TOTAL CLOSED-END TRUST (Cost $23,140) - 1.24%		20,755

SHORT TERM INVESTMENTS - 24.67%
163,918	Fidelity Institutional Treasury Only Money Market - Class I 0.01% **	163,918
250,000	Huntington Conservative Deposit Account 0.05% **	250,000
TOTAL SHORT-TERM INVESTMENTS (Cost $413,918) - 24.67%		413,918

TOTAL INVESTMENTS (Cost $1,127,589) - 100.10%		1,679,800

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.10)%		(1,676)

NET ASSETS - 100.00%		$ 1,678,124

* Non-income producing securities during the period.

ADR - American Depository Receipt

** Variable rate security; the coupon rate shown represents the yield at December 31, 2013.

The accompanying notes are an integral part of these financial statements.

BREAD & BUTTER FUND

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2013

Assets:
Investments in Securities, at Value (Cost $1,127,589)	$1,679,800
Receivables:
Dividends and Interest	1,232
Total Assets	1,681,032
Liabilities:
Management Fees	1,454
Accrued Expenses	1,454
Total Liabilities	2,908

Net Assets	$1,678,124

Net Assets Consist of:
Capital Stock	$ 115
Paid In Capital	1,165,756
Accumulated Realized Loss on Investments	(39,958)
Unrealized Appreciation in Value of Investments	552,211
Net Assets, for 115,147 Shares Outstanding	$1,678,124

Net Asset Value Per Share	$ 14.57

The accompanying notes are an integral part of these financial statements.

BREAD & BUTTER FUND

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2013

Investment Income:
Dividends (net of $970 of foreign tax withheld)	$ 20,909
Interest	112
Total Investment Income	21,021

Expenses:
Advisory	15,727
Transfer Agent	6,000
Custody	3,600
Professional	10,500
Insurance	406
Registration	3,825
Quote and Fees	3,500
Software	400
State & Local Taxes	500
Printing & Postage	213
Other Expenses	712
Total Expenses	45,383
Less fees waived and expenses reimbursed by Advisor	(13,930)
Net Expenses	31,453

Net Investment Loss	(10,432)

Realized and Unrealized Gain (Loss) on Investments:
Realized Loss on Investments	(1,596)
Net Change in Unrealized Appreciation on Investments	284,701
Realized and Unrealized Gain on Investments	283,105

Net Increase in Net Assets Resulting from Operations	$ 272,673

The accompanying notes are an integral part of these financial statements.

BREAD & BUTTER FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Years Ended
	12/31/2013	12/31/2012
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (10,432)	$ (3,105)
Realized Gain (Loss) on Investments	(1,596)	15,107
Unrealized Appreciation on Investments	284,701	53,170
Net Increase in Net Assets Resulting from Operations	272,673	65,172

Distributions to Shareholders:
Net Investment Income	-	-
Realized Gains	-	-
Total Distributions Paid to Shareholders	-	-

Capital Share Transactions	(17,061)	(38,688)

Total Increase in Net Assets	255,612	26,484

Net Assets:
Beginning of Period	1,422,512	1,396,028

End of Period (Including Undistributed Net Investment Income (Loss) of $0, and $0, respectively)	$1,678,124	$1,422,512

The accompanying notes are an integral part of these financial statements.

BREAD & BUTTER FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period.

	Years Ended
	12/31/ 2013	12/31/ 2012	12/31/ 2011	12/31/ 2010	12/31/ 2009

Net Asset Value, at Beginning of Period	$ 12.22	$ 11.67	$ 11.46	$ 10.34	$ 8.42

Income From Investment Operations:
Net Investment Income (Loss) *	(0.09)	(0.03)	(0.05)	(0.02)	0.09
Net Gain (Loss) on Securities (Realized and Unrealized)	2.44	0.58	0.26	1.14	1.92
Total from Investment Operations	2.35	0.55	0.21	1.12	2.01

Distributions:
Net Investment Income	-	-	-	-	(0.09)
Realized Gains	-	-	-	-	-
Total Distributions	-	-	-	-	(0.09)

Net Asset Value, at End of Period	$ 14.57	$ 12.22	$ 11.67	$ 11.46	$ 10.34

Total Return **	19.23%	4.71%	1.83%	10.83%	23.91%

Net Assets at End of Period (Thousands)	$ 1,678	$ 1,423	$ 1,396	$ 1,373	$ 1,063

Ratio of Expenses to Average Net Assets
Before Waivers	2.88%	3.00%	2.91%	3.53%	3.66%
After Waivers	2.00%	2.00%	2.00%	1.76%	1.40%
Ratio of Net Investment Income (Loss) to Average Net Assets
After Waivers	(0.66)%	(0.22)%	(0.43)%	(0.21)%	0.94%

Portfolio Turnover	19.90%	30.28%	36.63%	49.92%	15.47%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.

** Assumes reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

BREAD & BUTTER FUND

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2013

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization:  The Bread & Butter Fund, Inc. (the "Fund"), is an open-end, no-load, non-diversified regulated investment company that was incorporated in the state of New Jersey on March 2, 2004.  The Fund commenced investment operations October 31, 2005. The Fund is authorized to issue 100,000,000 shares of $.001 par value capital stock.

The Fund's investment objective is to seek long-term capital appreciation primarily by investing in securities that Potkul Capital Management LLC (the "Adviser") believes are undervalued. The Fund is a "non-diversified" portfolio, which means it can invest in fewer securities at any one time than diversified portfolios.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation: All investments in securities are recorded at their estimated fair value, as described in Note 4.

Foreign Currency:  Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Federal Income Taxes:  The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

In addition, GAAP requires management of the Fund to analyze all open tax years, fiscal years 2010-2013, as defined by IRS statute of limitations for all major industries, including federal tax authorities and certain state tax authorities.  As of and during the

BREAD & BUTTER FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

year ended December 31, 2013, the Fund did not have a liability for any unrecognized tax benefits.  The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders:  The Fund intends to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, at year-end. Distributions will be recorded on ex-dividend date.

Other:  The Fund follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums are amortized, over the useful lives of the respective securities. Withholding taxes on foreign dividends will be provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Use of Estimates:  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets for operations during the reporting. Actual results could differ from these estimates.

Reclassifications: In accordance with GAAP, the Fund recorded a permanent book/tax difference of $10,432 from net investment loss to paid-in-capital. This reclassification has no impact on the net asset value of the Fund and is designed generally to present undistributed income and net realized gains on a tax basis, which is considered to be more informative to shareholders.

Subsequent Events - Management has evaluated the impact of all subsequent events through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

NOTE 2. INVESTMENT ADVISORY AGREEMENT

The Fund has an investment advisory agreement with the Adviser to furnish investment advisory and certain other management services to the Fund. The Fund will pay the Adviser a monthly fee based on the Fund's average daily net assets at the annual rate of 1.00%.  The Adviser will absorb all expenses of the Fund so that the Fund's total expense ratio is equal to or less than 2.00%.  The Adviser has contractually agreed through May 30, 2014 to reimburse the Fund for expenses that exceed 2.00% per year of the averaged total net assets of the Fund. The Fund does not consider “Acquired Fund Fees and Expenses” to be fund operating expenses subject to the 2.00% limit. The Fund will not refund the Adviser for these reimbursements. The Fund will bear its own operating expenses which will include director's fees, legal and accounting fees, interest, taxes, brokerage commissions, bookkeeping and record maintenance, operating its office, transfer agent and custodian fees.  For the year ended December 31, 2013, the Adviser earned $15,727 pursuant to the advisory agreement.  The Adviser waived $13,930 in advisory fees for the year ended December 31, 2013.   At December 31, 2013, the Fund owed the Advisor $1,454 for management fees.

James B. Potkul is the President and Chief Investment and Compliance Officer of the Fund. Mr. Potkul is also the President/Chief Investment Officer and Principal of the Adviser.

NOTE 3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term securities) for the year ended December 31, 2013 were $266,952 and $615,795, respectively.

NOTE 4. SECURITIES VALUATIONS

Processes and Structure

The Fund’s Board of Directors has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board of Directors.

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•

Level 2. Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Fund's major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common and preferred stock). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in level 2.

The following table summarizes the inputs used to value the Fund’s assets and liabilities measured at fair value as of December 31, 2013:

	Financial Instruments – Assets
Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks	$1,245,127	$ -	$ -	$1,245,127
Closed-End Trust	20,755	-	-	20,755
Short-Term Investments:
Fidelity Institutional Treasury Money Market	163,918	-	-	163,918
Huntington Conservative Deposit Account	250,000	-	-	250,000
	$1,679,800	$ -	$ -	$1,679,800

The Fund did not hold any Level 3 assets during the year ended December 31, 2013. The Fund did not hold any derivative instruments at any time during the year ended December 31, 2013. There were no significant transfers into or out of Level 1 or Level 2 during the period. It is the Fund’s policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

NOTE 5. CAPITAL SHARE TRANSACTIONS

As of December 31, 2013, there were 100,000,000 shares of $.001 per value capital stock authorized.  The total par value and paid-in capital totaled $1,165,871. Transactions in capital stock were as follows for the years ended December 31, 2013 and 2012:

	December 31, 2013		December 31, 2012
	Shares	Amount	Shares	Amount
Shares sold	2,474	$ 32,500	682	$ 8,095
Shares reinvested	-	-	-	-
Shares redeemed	(3,708)	(49,561)	(3,951)	(46,783)
Total decrease	(1,234)	$ (17,061)	(3,269)	$ (38,688)

NOTE 6.   TAX MATTERS

The Fund’s tax basis capital gains and losses and undistributed ordinary income are determined only at the end of each fiscal year.  As of December 31, 2013, they were as follows:

Undistributed ordinary income

 $               0

Capital loss carry-forwards expiring:  12/31/2017 +

($     38,362)

Short-term capital loss carryforward, no expiration:

($       1,596)

Total capital loss carryforwards

($     39,958)

As of December 31, 2013, the tax basis components of unrealized appreciation (depreciation) and cost of investment securities were as follows:

Gross unrealized appreciation on investment securities

$      567,010

Gross unrealized depreciation on investment securities

(14,799)

Net unrealized depreciation on investment securities

$      552,211

Tax Cost of investment securities, including short-term investments     $   1,127,589

+ The capital loss carry-forwards will be used to offset any capital gains realized by the Fund in future years through the expiration date. The Fund will not make distributions from capital gains while a capital loss carry-forward remains.

The Fund did not pay a dividend distribution for the fiscal years ended December 31, 2013 and 2012.

NOTE 7. NEW ACCOUNTING PRONOUNCEMENT

In June 2013, the FASB issued ASU 2013-08, Financial Services Investment Companies, which updates the scope, measurement, and disclosure requirements for U.S. GAAP including identifying characteristics of an investment company, measurement of ownership in other investment companies and require additional disclosures regarding investment company status and following guidance in Topic 946 of the FASB Accounting Standards Codification (FASC).  The ASU is effective for interim and annual reporting periods that begin after December 15, 2013.  Management is currently evaluating the impact that these pronouncements may have on the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors

  of Bread & Butter Fund, Inc.

We have audited the accompanying statement of assets and liabilities of the Bread & Butter Fund, Inc., (the "Fund") including the schedule of investments, as of December 31, 2013 and the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund was not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and cash owned as of December 31, 2013, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Bread & Butter Fund, Inc. as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the  period then ended, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania

February 15, 2014

BREAD & BUTTER FUND

EXPENSE ILLUSTRATION

DECEMBER 31, 2013 (UNAUDITED)

Expense Example

As a shareholder of the Bread & Butter Fund, you incur ongoing costs which typically consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2013 through December 31, 2013.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2013	December 31, 2013	July 1, 2013 through December 31, 2013

Actual	$1,000.00	$1,088.94	$10.53
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,015.12	$10.16

* Expenses are equal to the Fund's annualized expense ratio of 2.00%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

BREAD & BUTTER FUND

EXPENSE ILLUSTRATION

DECEMBER 31, 2013 (UNAUDITED)

DIRECTORS AND OFFICERS

The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors.  Information pertaining to the Directors of the Fund is set forth below.  The SAI includes additional information about the Fund's Directors, and is available without charge, by calling 1-888-476-8585.  Each director may be contacted in writing to the director c/o Bread & Butter Fund, Inc., 3633 Hill Road, Parsippany, NJ 07054.

The following table provides information regarding each Fund who is not an “interested person” of the Fund, as defined in the Investment Company Act of 1940.

Name, Age, Address (a)	Position, Term & Length of Time Served with the Trust	Principal Occupations During Past 5 Years and Current Directorships
Donald J McDermott Age: 83	Director, Chairman of the Board 1 Year 8 Years	Retired Professor at Essex County College
Frank JFigurski Age: 50	Director 1 Year 8 Years	Global Systems Engineer, Sanofi-Aventis Inc.; Systems Analyst, Atlantic Health System
Theodore J Moskala Age: 49	Director 1 Year 8 Years	President of Nittany Management, Inc.

The following table provides information regarding each Director who is an “interested person” of the Fund, as defined in the Investment Company Act of 1940, and each officer of the Fund.

Name, Age, Address (a)	Position, Term and Length of Time Served with the Fund	Principal Occupations During Past 5 Years and Current Directorships
Jeffrey E. Potkul Age: 47	Director, Secretary 1 Year 8 Years	Director – Healthcare Economics Policy & Reimbursement at Covidien; Manager – Health Economics & Reimbursement Ethicon/Johnson & Johnson

(a) 3633 Hill Road, Parsippany, NJ 07054.

Directors of the Fund are considered "Interested Directors" as defined in the Investment Company Act of 1940 because these individuals are related to the Fund’s Investment Adviser. Jeffrey E.  Potkul is the brother of James B. Potkul, who is the President of the Fund and of the Fund’s Adviser.

The Directors received no fees for the year ended December 31, 2013.

BREAD & BUTTER FUND

PROXY VOTING GUIDELINES

Potkul Capital Management LLC., the Fund's Adviser, is responsible for exercising the voting rights associated with the securities held by the Fund. The Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12 month period ended June 30, is available without charge by calling the Fund at 1-888-476-8585, at the Fund's website http://www.breadandbutterfund.com or by visiting the Securities and Exchange Commission ("SEC's") website http://www.sec.gov.

QUARTERLY FILING OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Fund's website http://www.breadandbutterfund.com or at the SEC's website at http://www.sec.gov.  The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BREAD & BUTTER FUND

Investment Adviser

Potkul Capital Management, LLC.

3633 Hill Rd. 3rd flr.

Parsippany, NJ  07054

Transfer Agent

Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

Custodian

The Huntington National Bank

7 Easton Oval

Columbus, Ohio 43219

Independent Registered Public Accounting Firm

Sanville & Company

1514 Old York Road

Abington, PA 19001

This report is provided for the general information of the shareholders of Bread & Butter Fund. This report is not intended for distribution to prospective investors in the fund, unless preceded or accompanied by an effective prospectus.

BREAD & BUTTER FUND

ITEM 2.  CODE OF ETHICS – The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and the principal financial    officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT – The registrant’s board of directors has determined that the registrant does not have an audit committee financial expert.  The registrant does not feel the absence of a financial expert impacts the ability of the directors to fulfill its requirement because of the (1) straightforward nature of the Fund’s investment & accounting requirements; (2) fact that transfer agent and accounting functions are performed by an independent third party; (3) fact that annual results are audited by an independent accounting firm; (4) fact that there is only one fund in fund complex;(5) aggregate financial expertise of all officers and directors is adequate together offer the registrant adequate oversight for the registrant’s level of financial complexity.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

Registrant has engaged its principal accountant to perform audit and tax services during the past two fiscal years. “Audit services” refers to performing an audit of registrant’s financial statements, tests of internal controls and any other services provided in connection with regulatory or statutory filings. “Tax services” refers to the preparation of federal, state and excise tax returns

(a)

Audit Fees -  FY 2013  - $9200

                    FY 2012  - $9000

(b)

Audit Related Fees      Registrant         Adviser

      FY 2013                  $0                 $0

      FY 2012                  $0                 $0

(c)

Tax Fees                Registrant         Adviser

      FY 2013                  $1800               $0

      FY 2012                  $1600               $0

Nature of the Fees:  Preparation of tax returns

(d)

All Other Fees          Registrant         Adviser

      FY 2013                   $0                 $0

      FY 2012                   $0                 $0

(e)

(1)  Audit committee pre-approval policies

           The directors have not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)  None.

(f)

Not applicable.

   (g)     The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

                            Registrant            Adviser

           FY 2013             $1800               $0

           FY 2012             $1600               $0

   (h)     Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.   Not applicable.

ITEM 6.   SCHEDULE OF INVESTMENTS Schedule of Investments is included as part of the    report to shareholders filed under Item 1 of this Form.

ITEM 7.   DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable.

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

          Not applicable.

ITEM 9.   PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT  COMPANIES. Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS- Not applicable.

ITEM 11.  CONTROLS AND PROCEDURES

(a) Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.  EXHIBITS.

 (a)   (1)      EX-99.CODE ETH.  Filed herewith.

(a)(2)  Certifications pursuant to Section 302 of the Sarbanes-Oxley

  Act of 2002.  ex-99cert  Filed herewith.

(b)     Certifications pursuant to Section 906 of the Sarbanes-Oxley

 Act of 2002.  ex-99.906cert   Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Bread & Butter Fund, Inc.

By /s/ James B. Potkul

--------------------------

       James B. Potkul

       President/Principal Financial Officer

Date March 7, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ James B. Potkul

------------------------

       James B. Potkul

       President/Principal Financial Officer

Date March 7, 2014